Exhibit 99.1

                                 PRESS RELEASE OF REGISTRANT DATED JULY 17, 2002
--------------------------------------------------------------------------------

                          LIGHTPATH TECHNOLOGIES, INC.
                      SCHEDULES FISCAL 2002 CONFERENCE CALL

--------------------------------------------------------------------------------

                              FOR IMMEDIATE RELEASE

(July 17, 2002) - ALBUQUERQUE, New Mexico - LightPath Technologies, Inc. (Nasdaq
LPTH) today reported it will formally announce its fiscal and fourth quarter 2002 financial results before the market opens on August 1, 2002, followed by a conference call and simultaneous audio webcast at 8:30 a.m. MDT (10:30 a.m.
EDT). The webcast may be accessed through LightPath.com, investor relations.

LightPath manufactures proprietary collimator assemblies, GRADIUM(R) glass products and other optical telecommunications products at its headquarters in Albuquerque. The Company's subsidiaries manufacture isolator products utilizing proprietary automation technology in Walnut, California, and precision molded aspheric optics used in the active telecom components market in Orlando, Florida. LightPath has 49 U.S. patents, plus 5 more pending, associated with its optical technologies. In addition, various foreign countries have issued a total of 29 patents with 15 patents pending. LightPath common stock trades on the Nasdaq National Market under the stock symbol LPTH.

Contacts:      Donna Bogue, CFO of LightPath
               LightPath Technologies, Inc. (505) 342-1100
               Internet: www.lightpath.com

THIS NEWS RELEASE INCLUDES STATEMENTS THAT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THIS INFORMATION MAY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, FACTORS DETAILED BY LIGHTPATH TECHNOLOGIES, INC. IN ITS PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.